Exhibit 99.1

First Midwest Bancorp, Inc.

Presentation Materials

May 2017

First Midwest Bancorp
Company Overview

Key Financial Metrics and Profile Information

Financials ($mm)	1Q17
Total Assets:	$13,773
Gross Loans:	$10,054
Total Deposits:	$10,957
Loans / Deposits:	*92%*
Headquarters	Itasca, IL
Long-Term Issuer Credit Rating (Moody's / S&P / Fitch)	Baa2 / BBB- / BBB-
Management	
President & CEO:	Mike Scudder
Senior EVP & COO:	Mark Sander
EVP & CFO:	Pat Barrett

A Premier, Growing Financial Institution[1]

- $13.8bn in total assets
  - 5th largest Illinois-based bank
- $11.0bn in total deposits
  - 86% core deposits[1]
  - 93% metro Chicago
  - 126 branch locations
- $10.1bn in total loans
  - Distributed across diverse business lines
  - 83% corporate
- $9.7bn in assets under management
  - Up 37% since 2013

Branch Footprint


WI
IL
IA
Kenosha
McHenry
Kane
DuPage
Cook
DeKalb
Scott
Rock Island
Kendall
La Salle
Grundy
Porter
IN
Knox
Jasper
Newton
Champaign
Vermillion

Overview and Recent Developments

- Premier Chicago-based franchise / long tenured institution
  - Serves communities in metropolitan Chicago, northwest Indiana, central and western Illinois, and eastern Iowa
- Completed acquisition of Standard Bancshares on January 6, 2017
  - Total consideration of $580.7mm ($47.1mm in cash, 21,057,085 shares of Company common stock)
  - $2.0bn in deposits and $1.8bn in loans
  - Significantly bolstered Chicago metro banking platform
- Completed acquisition of Premier Asset Management LLC, a registered investment advisor based in Chicago, Illinois, on February 28, 2017
  - $550mm of trust assets under management

Source: Company filings and SNL Financial
Note: Financial information reflects data as of March 31, 2017.
[1] Includes demand, savings, money market, and NOW accounts.

Our Priorities

Unchanged, Influenced by Environment

- Build the highest quality team
- Diversify/grow loans and revenue
- Balance investment and risk

=

Top Tier Performance that Maximizes Shareholder Value

Drives Performance and Focus

Investment Highlights

1. Premier Midwest-Based Commercial Bank with Attractive Operational Footprint
2. Relationship-Driven Strategy Provides Solid Core Deposit Foundation
3. Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit
4. Consistent Operating Performance
5. Track Record of Integrating Accretive, Attractive Acquisitions

Quarterly Financial Results

($ in thousands, except per-share data)

	Q1 '17	Q4 '16	Q1 '16
Net Interest Income	$ 115,197	$ 88,024	$ 80,714
Provision for Loan Losses	4,918	5,307	7,593
Noninterest Income	39,951	39,711	35,926
Noninterest Expense	116,642	92,669	82,589
Income before Income Taxes	33,588	29,759	26,458
Income Taxes	10,733	9,041	8,496
Net Income	$ 22,855	$ 20,718	$ 17,962
Earnings Per Share	$ 0.23	$ 0.25	$ 0.23
Core Earnings Per Share[1]	$ 0.34	$ 0.32	$ 0.27
ROAA[2][3]	0.68%	0.72%	0.72%
Core ROAA[1][2][3]	1.01%	0.90%	0.84%
ROATCE[2][3]	7.16%	9.35%	8.87%
Core ROATCE[1][2][3]	10.51%	11.60%	10.32%
Efficiency Ratio[1]	60.98%	63.98%	64.82%

Highlights

- **Prior Quarter Comparison**
  - Impact of Standard acquisition
  - Higher net interest income due to Standard
  - Higher noninterest income due to Standard and Premier, offset by lower swap income, mortgage servicing rights and mortgage sales – impacted by rate environment
  - Higher noninterest expense reflects Standard, lower efficiency ratio, excluding acquisition and integration related expenses
  - Improved credit metrics, nearly 50% reduction in annualized charge-offs
- **Prior Year Quarter Comparison**
  - Impact of Standard and NB&T acquisitions
  - Higher net interest income due to Standard, security purchases, organic growth, rates
  - Higher noninterest income due to Standard, Premier, NB&T, offset by lower swap income
  - Higher noninterest expense reflect Standard/NB&T, merit increases, investment in talent to support growth

[1] These financial measures exclude certain significant transactions .See the accompanying "Non-GAAP" Reconciliation slides and the Certain Terms Used in this Presentation slide for detail.
[2] Represents return on average assets ("ROAA") and return on average tangible common equity ("ROATCE").
[3] Annualized based on the actual number of days for each period presented.

Low Cost Core Funding

($ in millions)

Average Deposits and Composition



$8,254
$8,991
$9,146
$8,988
$10,708
1Q16: 30% 19% 18% 19% 14%
2Q16: 31% 18% 18% 19% 14%
3Q16: 31% 18% 19% 18% 14%
4Q16: 32% 18% 19% 18% 13%
1Q17: 31% 19% 18% 18% 14%
86% Core
1Q16
2Q16
3Q16
4Q16
1Q17
Demand
Savings
NOW
Money Market
Time

Core Deposits [1]	86%	86%	86%	87%	86%

Average Cost of Deposits



0.40%
0.30%
0.20%
0.10%
0.00%
0.21%
0.22%
0.24%
0.25%
0.23%
0.12%
0.11%
0.11%
0.11%
0.12%
1Q16
2Q16
3Q16
4Q16
1Q17
FMBI
Peers[2]

Our Relationship-Driven Strategy Provides a Strong Core Deposit Foundation

Source: Company filings and SNL Financial

(1) Includes demand, savings, money market, and NOW accounts.

(2) The Company's national peer group comprised of: WTFC, HBHC, VLY, FNB, TCBI, TCB, IBKC, UMBF, FULT, WAL, MBFI, ONB, UBSI, BXS, STL, TRMK, GWB, CHFC

Diversified Loan Portfolio

($ in millions)

Growing, Diversifying Our Loan Portfolio



$7,823
$7,980
$8,172
$8,254
$10,054
$1,316
$1,389
$1,377
$1,410
$1,674
$2,365
$2,516
$2,566
$2,647
$3,107
$1,085
$973
$969
$980
$1,480
$3,057
$3,102
$3,259
$3,217
$3,793
1Q16
2Q16
3Q16
4Q16
1Q17
C&I and Agricultural
Owner Occupied CRE
Investor CRE
Consumer

Meaningful Improvement in Credit Trends



0.22%
0.26%
0.24%
0.22%
0.12%
$4
$5
$5
$5
$3
1Q16
2Q16
3Q16
4Q16
1Q17
Net Charge-Offs
NCOs / Avg Loans (%)(1)

Balanced Portfolio and Disciplined Underwriting Drive Strong Credit

Source: Company filings and SNL Financial
Note: Loan portfolio data as of end of period.
(1) Annualized based on the actual number of days for each period presented.

Consistent Operating Performance

Tax-equivalent Net Interest Margin[1]



4.00%
3.85%
3.70%
3.55%
3.40%
3.66%
3.72%
3.60%
3.44%
3.89%
1Q16
2Q16
3Q16
4Q16
1Q17
Accretion
($ in Millions)
$2.4
$4.9
$4.6
$2.7
$11.3

Fee Income Ratio[1]



31.0%
29.0%
27.0%
25.0%
23.0%
29.0%
28.0%
29.2%
29.2%
24.4%
1Q16
2Q16
3Q16
4Q16
1Q17

Efficiency Ratio[1]



68.0%
66.0%
64.0%
62.0%
60.0%
64.8%
61.0%
60.8%
64.0%
61.0%
1Q16
2Q16
3Q16
4Q16
1Q17

Earnings Per Share ("EPS")



$0.50
$0.25
$-
$0.23
$0.31
$0.35
$0.25
$0.23
1Q16
2Q16
3Q16
4Q16
1Q17

Source: Company filings
[1]Metrics presented are non-GAAP financial measures. See the accompanying "Non-GAAP Reconciliation" slides for detail.

First Midwest Bancorp, Inc.

Recent, Attractive Transactions
($ in billions)

Recent Acquisition History

Target Company	Year Founded	Close Date	At Announcement Assets	At Announcement Deposits
Bank Acquisitions				
Standard Bancshares	1947	Jan-2017	$2.5	$2.2
NI Bancshares	1867	Mar-2016	$0.6	$0.6
Peoples Bancorp	1999	Dec-2015	$0.1	$0.1
Great Lakes Financial	1896	Dec-2014	$0.6	$0.5
Branch Acquisitions				
Popular Community Bank	-	Aug-2014	$0.7	$0.7
Non-Bank Acquisitions				
Premier Asset Management	-	Feb-2017	NA	NA
National Machine Tool	-	Sep-2014	NA	NA

Driving Operating Leverage



3.60%
3.40%
3.20%
3.00%
2.80%
3.10%
3.27%
3.17%
3.10%
3.16%
2013
2014
2015
2016
1Q17(2)
Noninterest Expenses / Avg Assets

Balance of Acquired and Organic Asset Growth(1)



Acquisitions
Organic Growth
Total Asset CAGR: 13%
Organic Asset CAGR: 4%
$8.1
$1.0
$7.1
$8.3
$1.0
$7.3
$9.4
$2.3
$7.1
$9.7
$2.4
$7.3
$11.4
$3.1
$8.3
$13.8
$5.4
$8.4
2012
2013
2014
2015
2016
1Q17

Source: Company regulatory filings, Standard Bancshares company reports, and SNL Financial.
Note: Data as of end of period.
(1) Assumes reported assets less acquired assets (based on closed acquisitions at that time, unless otherwise noted) is equivalent to organic asset growth.
(2) For the twelve months ended March 31, 2017.

Financial Review

Q1 2017 Highlights

Core EPS[1]
- $0.34 core EPS, up 6% from Q4 2016 and up 25% from Q1 2016

Loan and Deposit Growth
- Expanded total loans 22% and 29% from Q4 and Q1 2016, respectively; increased average core deposits 18% and 30% from Q4 and Q1 2016, respectively

Net Interest Income & Core Margin[2]
- Net interest income increased 31% and 43% from Q4 and Q1 2016, respectively, while core net interest margin of 3.51% increased 17 bps from Q4 2016 and was consistent with Q1 2016

Asset Quality
- Net charge-offs to average loans decreased to 0.12% Q1 2017compared to 0.22% for both Q1 and Q4 2016

Noninterest Income
- Fee-based revenues increased 2% and 13% compared to Q4 and Q1 2016, respectively

Noninterest Expense
- 17% and 26% increase compared to Q4 and Q1 2016, respectively, while efficiency ratio[1] improved to 61.0% in Q1 2017 from 64.0% in Q4 2016 and 64.8% in Q1 2016

Mergers and Acquisitions
- Completed acquisition of Standard Bancshares, Inc. on January 6, 2017 adding $1.8bn in loans and $2.0bn in deposits

Closed Q1 20% Larger Than We Ended 2016

Source: Company filings
[1] Metrics presented are non-GAAP financial measures. See the accompanying "Non-GAAP Reconciliation" slides for detail.
[2] Core margin represents tax-equivalent net interest margin, excluding acquired loan accretion, which is a non-GAAP financial measure. See the accompanying "Non-GAAP Reconciliation" slides for detail.

Driving Greater Total Revenue and Efficiency
($ in millions)

Operating Revenue and Noninterest Expense Trend



$175
$150
$125
$100
$75
$50
$25
$-
1Q16
2Q16
3Q16
4Q16
1Q17
Net interest income
Fee-Based Revenues
Adj. Noninterest Expense[1]

Q-o-Q Growth

	1Q16	2Q16	3Q16	4Q16	1Q17
Revenues	2.1%	10.2%	2.8%	(3.3)%	22.3%
Expenses	1.0%	4.1%	1.2%	3.0%	16.5%

- **Earning Asset Growth Offsetting Pressure on Margin**
  - Loan growth provides leverage, earnings
  - Expanding fee-based businesses
  - 1Q17 net interest margin improved to 3.89%, 3.51% excluding accretion on acquired loans
- **Balanced Business Investment**
  - Investment in human capital, distribution and brand
  - Prudent and optimal resource allocation
- **Leveraging Efficiency**
  - Continues trend of improving efficiency ratio from 64% in 4Q16 to 61% in 1Q17
    - Aided by integration of the acquisition of Standard
    - Since 1Q16, total revenues have grown 34%, outpacing the 26% growth of adjusted noninterest expenses

Source: Company filings
Note: Net interest margin and net interest income are presented on a fully tax-equivalent basis (a non-GAAP financial measure) with an assumed tax rate of 35%.
[1] A non-GAAP financial measure which excludes certain significant transactions: acquisition and integration related expenses and the lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarters relocation.

Net Interest Income

($ in millions)

Net Interest Income Trend



$81
$90
$91
$88
$115

	1Q16	2Q16	3Q16	4Q16	1Q17
Tax Equivalent Margin	3.66%	3.72%	3.60%	3.44%	3.89%
Excluding Accretion[(1)]	3.55%	3.53%	3.42%	3.34%	3.51%

- **Net interest margin improved to 3.89% compared to 3.44% at 4Q16 and 3.66% at 1Q16**
  - Benefited from higher interest rates and normalized level of senior and subordinated debt
  - Excluding acquired loan accretion, improved to 3.51%[(1)] compared to 3.34%[(1)] at Q4 2016
- **Average interest-earning assets rose $1.8bn from 4Q16 and $3.1bn from 1Q16**
  - Increase compared to both periods due to Standard transaction early in 1Q17
  - Additionally, increase compared to 1Q16 impacted by organic growth, security purchases, and NI Bancshares acquisition
- **Average funding sources increased by $1.8bn from 4Q16 and $2.9bn from 1Q16**
  - Increase compared to both periods due to Standard transaction early in 1Q17
  - Deposits acquired in NI Bancshares transaction and the addition of FHLB advances also contributed to increase compared to 1Q16

Source: Company filings
[(1)]Represents tax-equivalent net interest margin, excluding acquired loan accretion, which is a non-GAAP financial measure. See the accompanying "Non-GAAP Reconciliation" slides for detail.

Building Our Fee-Based Businesses
($ in millions)

Fee Income Composition and Trend



$34
$6
$1
$3
$7
$8
$9
$36
$4
$2
$3
$8
$9
$10
$38
$5
$3
$3
$7
$8
$11
$37
$4
$4
$3
$7
$8
$10
$38
$4
$2
$3
$8
$10
$11
1Q16
2Q16
3Q16
4Q16
1Q17
Deposit service charges
Wealth management
Card-based
Merchant servicing
Mortgage banking
Other

- **Enhanced Fee-Based Revenues**
  - Up 13% since 1Q16
  - As of 1Q17, the fee income ratio[1] was 24%
  - Growth sourced across multiple diverse business lines
- **Key Drivers of 1Q17 fee-based revenue growth from 1Q16**
  - Wealth Management fees up 28%
  - Card-based fees up 21%
  - Services Charges up 20%
  - Mortgage fees up 38%
  - Other fee-based revenues down 32%
    - Equipment finance
    - Capital market products
- **Expected 2017 impact of becoming subject to Durbin Amendment interchange limits to be offset by full-year benefits of Standard and NI Bancshares acquisitions**

Source: Company filings
Note: Fee income ratio shown with net interest income on a fully tax-equivalent basis (non-GAAP financial measure) with an assumed tax rate of 35%.
[1]The fee income ratio (a non-GAAP financial measure) represents fee-based revenues as a percent of fee-based revenues plus tax-equivalent net interest income. See the accompanying "Non-GAAP Reconciliation" slides for detail.

Growing Wealth Management

($ in millions)

Wealth Management Fee Income Composition and Trend[1]


$8
$2
$1
$1
$1
$2
$9
$2
$1
$1
$1
$3
$8
$2
$1
$1
$2
$3
$8
$2
$1
$1
$1
$3
$10
$2
$2
$1
$2
$3
1Q16
2Q16
3Q16
4Q16
1Q17
Personal Trust
Investment Advisory
Employee Benefit
IRA and Other
Retail Brokerage

- **Enhanced Wealth Management Revenues**
  - Up 28% since 1Q16
  - Total assets under management of $9.7bn
  - 3rd largest in Illinois in Trust Revenues, 4th in assets[2]
- **Key Drivers of 1Q17 Wealth Management fee growth from 1Q16**
  - Investment Advisory fees up 93%
  - Personal Trust and Employee Benefit fees up 25%
  - IRA fees up 20%
  - Retail Brokerage fees flat
- **Acquired Premier Asset Management in 1Q17**
  - Adds $550mm in assets under management
  - Provides more product breadth and depth for customers of both franchises
  - Enhances RIA capabilities

Source: Company filings
[1] Per Company reports.
[2] Source A.M. Publishing, Q4 2016, "Trust Performance Report".

Noninterest Expense
($ in millions)

Noninterest Expense Composition and Trend



$83
$13
$5
$4
$6
$10
$45
$81
$16
$1
$4
$5
$10
$46
$83
$14
$1
$4
$7
$11
$46
$93
$16
$8
$4
$7
$11
$47
$117
$18
$19
$4
$8
$12
$56
1Q16
2Q16
3Q16
4Q16
1Q17
Salaries and Benefits
Occupancy and Equipment
Professional Services
Technology
Acquisition and Integration
Other (1)

- **Up 26% and 41% compared to 4Q16 and 1Q16, respectively**
  - Excluding certain significant transactions, up 17% and 26%
  - Operating costs associated with Standard transaction contributed more than two-thirds of the increase, excluding certain significant transactions, from 4Q16
  - Compared to 1Q16, approximately half of the increase, excluding certain significant transactions, resulted from Standard transaction and the full quarter impact of the NI Bancshares transaction
  - Compensation costs associated with merit increases, investments in additional talent to support growth, and higher loan remediation expenses contributed to the rise in salaries and professional services

Source: Company filings
[1] Other includes merchant card expense, advertising and promotions, cardholder expense, net OREO expense, and a lease cancellation fee of $950,000 in 4Q16 recognized as a result of the Company's planned 2018 corporate headquarters relocation.

Loan Portfolio Review and Credit Trends

($ in millions)

Loan Portfolio Composition as of March 31, 2017[1]



Ag. 4%
Own. Occ. CRE 15%
Investor CRE 31%
Consumer 17%
C&I 33%

Total Loans: $10.1bn
Loans / Deposits: 92%

Non-Performing Assets[2]



2.00%
1.00%
0.00%
0.89%
0.94%
0.96%
1.12%
0.87%
1Q16
2Q16
3Q16
4Q16
1Q17
NPAs(2) / Loans + OREO

Allowance for Credit Losses



3.00%
2.00%
1.00%
0.00%
1.00%
1.02%
1.06%
1.06%
0.89%
1Q16
2Q16
3Q16
4Q16
1Q17
Allowance for Credit Losses / Loans(3)

Net Charge-Offs



0.50%
0.25%
0.00%
0.22%
0.26%
0.24%
0.22%
0.12%
1Q16
2Q16
3Q16
4Q16
1Q17
NCOs / Avg Loans

Source: Company filings and SNL Financial

[1] Loan mix per company filings.

[2] Non-performing assets ("NPAs") are defined as nonaccrual loans + loans 90 days or more past due + accruing TDRs + OREO. Purchased credit impaired loans with an accretable yield are considered current and are not included in 90+ days past due.

[3] Includes acquired loans that are recorded at fair value through an acquisition adjustment, which incorporated credit risk as of the acquisition date with no allowance for credit losses ("ACL") being established at that time. As the acquisition adjustment is accreted into income over future periods, an ACL is established as necessary to reflect credit deterioration. Excluding acquired loans, the ACL to loans was 1.11% for 1Q16, 1.11% for 2Q16, 1.13% for 3Q16, 1.11% for 4Q16 and 1.11% for 1Q17.

First Midwest Bancorp, Inc.

Capital Position

	December 31,				March 31,	Regulatory "Well - Capitalized" [2]	
	2013	2014	2015	2016	2017	Minimum	Excess
Company Risk-Weighted Asset Ratios[1]:							
• Total	12.4%	11.2%	11.2%	12.2%	11.5%	10%	$75
• Tier 1	10.9%	10.2%	10.3%	9.9%	9.5%	8%	$221
• Tier 2	1.5%	1.0%	0.9%	2.3%	2.0%	n/a	n/a
• Common Equity Tier 1	10.4%	9.5%	9.7%	9.4%	9.1%	6.5%	$398
Tier 1 to Average Assets	9.2%	9.0%	9.4%	9.0%	8.9%	5%	$565
TCE / Tangible Assets	9.1%	8.4%	8.6%	8.1%	8.1%	n/a	n/a
Dividend Payout	15.1%	33.7%	34.3%	31.6%	39.1%	n/a	n/a

Levels influenced by recent acquisitions, stronger earnings and $150mm sub-debt issuance in 2016

[1] Basel III Capital Rules became effective for the Company on January 1, 2015. As a result, ratios subsequent to December 31, 2014 are computed using the new rules and the prior periods presented are reported using the regulatory guidance at that time.
[2] Regulatory requirements to be considered "well-capitalized" apply to the Bank, not the Company, and are included for presentation purposes only.

Review of Recent Developments

Standard Bancshares

Company Overview

Long Tenured, Community Banking Franchise

- Founded in 1947
- Strong south metro county deposit share in Grundy - #1, Lake (IN) - #9, Will - #10 and South Cook[1] - #12
- Established commercial banking operations, supported by strong deposit share, 35 locations
- Financial snapshot as of December 31, 2016
  - $2.3 billion in total assets
  - $2.1 billion in deposits (83% core[2])
  - $1.9 billion in loans

Key Strategic Elements

- Strengthens position as the premier bank for business in our markets; adds leadership and depth
- Greatly enhances metro Chicago banking platform, leverages our leading south metro market position and furthers expansion into northwest Indiana
- Maximizes our superior consumer experience
- Strengthens an exceptional core deposit franchise and creates significant and achievable operating efficiencies

Sizeable, Diverse Loan Portfolio [3]

Loans



Owner Occ. CRE 30%
Investor CRE 23%
Cons. 17%
C&I 28%
Ag. 2%

Total Loans: $1.9bn
Loans / Deposits: 90%

Deposits



Money Market 21%
Time 19%
Demand 33%
Savings 12%
Now 15%

Total Deposits: $2.1bn

Financially Attractive, Lower-risk Opportunity

- Deal economics in-line with original expectations – full year 2018 EPS accretion remains at approximately $0.18, or 13%
- Well established in-market franchise with nearly 70-year history; complementary mix and business model
- Successful, experienced acquirer with infrastructure and capacity to grow, facilitated by proximity of operational platforms

Source: Standard Bancshares company reports and SNL Financial.
Note: Balance sheet data as of end of period.
[1] South Cook County as defined by the Chicago Tribune.
[2] Includes demand, savings, money market, and NOW accounts.
[3] Loan and deposit mix as of 12/31/16 per company reports.

Building Our Future

Operating as a Larger Company
Growth and Scale

We have surpassed $10bn in total assets

- Reduces interchange revenue by approximately $3mm per quarter (pre-tax), beginning 7/1/17
- Regulation by CFPB in 2016
- Expanded stress testing (DFAST)
- Additional regulatory expectations



2013
$8.3bn
2016
$11.4bn
1Q 2017
$13.8bn
Greater than
$15.0bn

Growth, scale allows:

- Better leveraging of control infrastructure
- Broader lending, revenue streams
- Succession, talent development
- Alignment with strategic priorities

Near term focus remains on integration

Well-Positioned for Growth and Future Opportunities

Strategy and Future Opportunities

Leveraging Our Strengths

- Engaged, talented team
- Strong balance sheet, well-positioned for rising rates
- Attractive markets, growing opportunities
- Significant capital and liquidity

Environment Creating Opportunities, Consolidation Expected

- Locally, 41 banks between $350 million and $4 billion in assets[1]
- Opportunities expected in adjacent Midwest markets

We Are a Compelling Partner

- Solid reputation, culture
- Strong capital, capacity, experience

Actively Pursuing Our Corporate Priorities

- Building the highest quality team
- Diversifying / growing loans and revenue
- Balancing investment and risk

Adjacent Midwest Markets


WI
IA
IL
MI
IN
Iowa City
Moline
Springfield
St. Louis
Milwaukee
Chicago
Grand Rapids
Champaign
Indianapolis
I74 / I55
90
88
80
55
57
72
70
65
74
94
69
64

Source: SNL Financial
[1] Reflects data for the Chicago-Naperville-Elgin, IL-IN-WI (Metro) MSA.

First Midwest Bancorp, Inc.

Investment Highlights

1. Premier Midwest-Based Commercial Bank with Attractive Operational Footprint
2. Relationship-Driven Strategy Provides Solid Core Deposit Foundation
3. Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit
4. Consistent Operating Performance
5. Track Record of Integrating Accretive, Attractive Acquisitions

Appendix

Non-GAAP Financial Information

The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. These non-GAAP financial measures include core earnings, core EPS, the efficiency ratio, adjusted noninterest expense, tax-equivalent net interest income (including its individual components), tax-equivalent net interest margin, tax-equivalent net interest margin, excluding the impact of acquired loan accretion, tangible common equity to tangible assets, core return on average tangible common equity, and core return on average assets.

The Company presents core earnings, core EPS, core return on average tangible common equity, core return on average assets, the efficiency ratio, and adjusted noninterest expense, all excluding certain significant transactions. See "Certain Terms Used in This Presentation" and the "Non-GAAP Reconciliation" sections for detail regarding certain significant transactions that are excluded from these metrics. Management believes excluding these certain significant transactions from these metrics are useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion facilitates better comparability between periods. Management believes that excluding acquisition and integration related expenses from these metrics is useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics enhances comparability for peer comparison purposes.

The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it enhances comparability for peer comparison purposes. In addition, management believes that the tax-equivalent net interest margin, excluding the impact of acquired loan accretion, enhances comparability for peer comparison purposes and is useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate significantly based on the size of each acquisition.

In management's view, tangible common equity measures are capital adequacy metrics meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.

Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. See the following reconciliations in the "Non-GAAP Reconciliation" section for details on the calculation of these measures to the extent presented herein.

Non-GAAP Reconciliation – NIE, Efficiency Ratio & Earnings
($ in thousands)

	Quarters Ended				
	1Q16	2Q16	3Q16	4Q16	1Q17
Adjusted Noninterest Expense					
Noninterest expense	$ 82,589	$ 81,354	$ 82,888	$ 92,669	$ 116,642
Acquisition & integration related expenses	(5,020)	(618)	(1,172)	(7,542)	(18,565)
Lease cancellation fee	-	-	-	(950)	-
Adjusted noninterest expense	$ 77,569	$ 80,736	$ 81,716	$ 84,177	$ 98,077
Efficiency Ratio Calculation					
Adjusted noninterest expense	$ 77,569	$ 80,736	$ 81,716	$ 84,177	$ 98,077
Net OREO expense	(664)	(1,122)	(313)	(925)	(1,700)
Total noninterest expense for efficiency ratio calculation	$ 76,905	$ 79,614	$ 81,403	$ 83,252	$ 96,377
Tax-equivalent net interest income [(1)]	$ 83,021	$ 92,174	$ 93,051	$ 90,088	$ 117,251
Fee-based revenues	33,594	35,934	38,466	37,107	37,847
Other income, excluding BOLI income	579	984	762	1,310	844
Tax-equivalent BOLI income (loss)	1,443	1,468	1,548	1,618	2,100
Total	$ 118,637	$ 130,560	$ 133,827	$ 130,123	$ 158,042
Efficiency ratio	64.82%	60.98%	60.83%	63.98%	60.98%
Earnings					
Net income	$ 17,962	$ 25,267	$ 28,402	$ 20,718	$ 22,855
Net income applicable to non-vested restricted shares	(212)	(290)	(324)	(217)	(234)
Net income applicable to common shares	17,750	24,977	28,078	20,501	22,621
Acquisition and integration related expenses, net of tax	3,012	371	703	4,525	11,139
Net gain on sale-leaseback transaction, net of tax	-	-	(3,305)	-	-
Lease cancellation fee, net of tax	-	-	-	570	-
Core Earnings	$ 20,762	$ 25,348	$ 25,476	$ 25,596	$ 33,760

Source: Company filings
(1) Presented on a tax-equivalent basis, which reflects federal and state tax benefits.

Non-GAAP Reconciliation – EPS, ROATCE & ROAA
($ in thousands)

	Quarters Ended				
	1Q16	2Q16	3Q16	4Q16	1Q17
EPS					
Net income applicable to common shares	$ 17,750	$ 24,977	$ 28,078	$ 20,501	$ 22,621
Core earnings	20,762	25,348	25,476	25,596	33,760
Weighted-average common shares outstanding (basic)	77,980	80,383	80,396	80,415	100,411
Dilutive effect of common stock equivalents	12	13	13	15	21
Weighted-average diluted common shares outstanding	77,992	80,396	80,409	80,430	100,432
Basic EPS	$ 0.23	$ 0.31	$ 0.35	$ 0.25	$ 0.23
Diluted EPS	$ 0.23	$ 0.31	$ 0.35	$ 0.25	$ 0.23
Core EPS	$ 0.27	$ 0.32	$ 0.32	$ 0.32	$ 0.34
Return on Average Tangible Common Equity					
Average stockholders' equity	$ 1,178,588	$ 1,235,497	$ 1,261,702	$ 1,269,993	$ 1,763,538
Less: average intangible assets	(346,549)	(369,177)	(369,281)	(367,328)	(415,521)
Average tangible common equity	$ 832,039	$ 866,320	$ 892,421	$ 902,665	$ 1,348,017
Core earnings	20,762	25,348	25,476	25,596	33,760
Intangibles amortization, net of tax	591	747	747	724	1,179
Core earnings, excluding intangible amortization	$ 21,353	$ 26,095	$ 26,223	$ 26,320	$ 34,939
Return on average tangible common equity ("ROATCE") (1)	8.87%	11.94%	12.85%	9.35%	7.16%
Core ROATCE (1)	10.32%	12.11%	11.69%	11.60%	10.51%
Return on Average Assets					
Average assets	$ 10,056,845	$ 10,968,516	$ 11,322,325	$ 11,380,108	$ 13,673,125
Return on average assets ("ROAA") (1)	0.72%	0.93%	1.00%	0.72%	0.68%
Core ROAA	0.84%	0.94%	0.91%	0.90%	1.01%

Source: Company filings
(1) Ratios for the quarters ended are annualized based on the actual number of days for each period presented.

Non-GAAP Reconciliation – Operating Metrics & TCE / TA
($ in thousands)

	Quarters Ended				
	1Q16	2Q16	3Q16	4Q16	1Q17
Tax-Equivalent Net Interest Income / Margin					
Net interest income	$ 80,714	$ 89,981	$ 90,972	$ 88,024	$ 115,197
Tax-equivalent adjustment	2,307	2,193	2,079	2,064	2,054
Tax-equivalent net interest income[1]	83,021	92,174	93,051	90,088	117,251
Less: acquired loan accretion	(2,423)	(4,927)	(4,555)	(2,663)	(11,345)
Tax-equivalent net interest income, excluding the impact of acquired loan accretion	$ 80,598	$ 87,247	$ 88,496	$ 87,425	$ 105,906
Average interest-earning assets	$ 9,122,915	$ 9,949,093	$ 10,297,647	$ 10,425,691	$ 12,211,804
Net interest margin	3.66%	3.72%	3.60%	3.44%	3.89%
Tax-equivalent net interest margin, excluding the impact of acquired loan accretion	3.55%	3.53%	3.42%	3.34%	3.51%
Operating Revenue and Fee Income Ratio					
Fee-based revenues	$ 33,594	$ 35,934	$ 38,466	$ 37,107	$ 37,847
Net interest income	80,714	89,981	90,972	88,024	115,197
Operating revenue	114,308	125,915	129,438	125,131	153,044
Tax-equivalent adjustments	2,307	2,193	2,079	2,064	2,054
Total revenues for fee income ratio	$ 116,615	$ 128,108	$ 131,517	$ 127,195	$ 155,098
Fee income ratio	28.8%	28.0%	29.2%	29.2%	24.4%
Tangible Common Equity					
Stockholders' equity	$ 1,224,565	$ 1,250,889	$ 1,269,264	$ 1,257,080	$ 1,804,733
Less: goodwill and other intangible assets	(369,979)	(369,962)	(367,961)	(366,876)	(754,621)
Tangible common equity	$ 854,586	$ 880,927	$ 901,303	$ 890,204	$ 1,050,112
Total assets	$ 10,728,922	$ 10,995,810	$ 11,578,197	$ 11,422,555	$ 13,773,471
Less: goodwill and other intangible assets	(369,979)	(369,962)	(367,961)	(366,876)	(754,621)
Tangible assets	$ 10,358,943	$ 10,625,848	$ 11,210,236	$ 11,055,679	$ 13,018,850
Tangible common equity to tangible assets	8.2%	8.3%	8.0%	8.1%	8.1%

Source: Company filings

[1] Presented on a tax-equivalent basis, which reflects federal and state tax benefits.

Non-GAAP Reconciliation – Capital
($ in thousands)

	Years Ended				As of
	2013	2014	2015	2016	1Q17
Risk-Based Capital Data					
Common stock	$ 858	$ 882	$ 882	$ 913	$ 1,123
Additional paid-in capital	414,293	449,798	446,672	498,937	1,022,417
Retained earnings	853,740	899,516	953,516	1,016,674	1,030,403
Treasury stock, at cost	(240,657)	(233,566)	(226,413)	(218,534)	(208,946)
Goodwill and other intangible assets	(276,366)	(334,199)	(327,115)	(356,477)	(742,012)
Disallowed deferred tax assets	(47,144)	(30,638)	(1,902)	(198)	(1,150)
Common equity tier 1 ("CET1") (1)	704,724	751,793	845,640	941,315	1,101,835
Trust preferred securities	36,690	50,690	50,690	50,690	50,690
Other disallowed deferred tax assets	N/A	N/A	(2,868)	(132)	(287)
Tier 1 capital	741,414	802,483	893,462	991,873	1,152,238
Tier 2 capital	100,373	82,209	74,855	233,656	235,825
Total capital	$ 841,787	$ 884,692	$ 968,317	$ 1,225,529	$ 1,388,063
Risk-weighted assets	$ 6,794,666	$ 7,876,754	$ 8,687,864	$ 10,019,434	$ 12,095,592
Adjusted average assets	8,075,888	8,884,045	9,501,087	11,036,835	12,965,450
Total capital to risk-weighted assets	12.4%	11.2%	11.2%	12.2%	11.5%
Tier 1 capital to risk-weighted assets	10.9%	10.2%	10.3%	9.9%	9.5%
Tier 2 capital to risk-weighted assets	1.5%	1.0%	0.9%	2.3%	2.0%
CET1 to risk-weighted assets (1)	10.4%	9.5%	9.7%	9.4%	9.1%
Tier 1 capital to average assets	9.2%	9.0%	9.4%	9.0%	8.9%

Source: Company filings
(1) Basel III Capital Rules became effective for the Company on January 1, 2015. These rules revise the risk-based capital requirements and introduce a new capital measure, CET1 to risk-weighted assets. As a result, ratios subsequent to December 31, 2014 are computed using the new rules and prior periods presented are reported using the regulatory guidance at that time.

Certain Terms Used in This Presentation

Core Earnings – Equals net income excluding the impact of certain significant transactions including, but not limited to, acquisition and integration related expenses associated with completed and pending acquisitions, the lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarters relocation, and a net gain on a sale-leaseback transaction.

Core Deposits – Includes demand, savings, money market, and NOW accounts.

Net Interest Income – Equals the difference between interest income and fees earned on interest-earning assets and interest expense incurred on interest-bearing liabilities, calculated on a fully tax-equivalent basis assuming a 35% tax rate.

Fee-based Revenues – Equals noninterest income we earn from fee-based businesses including, but not limited to, wealth management fees, deposit service charges, card-based fees, mortgage banking income, merchant servicing fees, and other service charges, commissions, and fees.

Noninterest Expense – Noninterest expense is the expense we incur to operate the Company, which includes salaries and employee benefits, net occupancy and equipment, professional services, and other costs.

Adjusted Noninterest Expense – Equals noninterest expense excluding the impact of certain significant transactions: acquisition and integration related expenses associated with completed and pending acquisitions and the lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarter relocation.

Core Return on Average Assets – Equals core earnings divided by average assets.

Core Return on Average Tangible Common Equity ("TCE") – Equals core earnings, excluding intangibles amortization expense, net of tax, divided by TCE. TCE represents average stockholders' equity less average goodwill and other intangible assets.

Core Earnings Per Share – Equals core earnings applicable to common shares divided by weighted-average diluted common shares outstanding.

Efficiency Ratio – The efficiency ratio expresses noninterest expense, excluding net OREO expense, as a percentage of tax-equivalent net interest income plus total fee-based revenues, other income, and tax-equivalent adjusted BOLI income. The ratio also excludes certain significant transactions: acquisition and integration related expenses associated with completed and pending acquisitions, the lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarters relocation, and a net gain on a sale-leaseback transaction.

Net Interest Margin, Excluding Acquired Loan Accretion - Equals net interest income, excluding the impact of acquired loan accretion, as a percent of average total interest-earning assets.

Note: Unless otherwise indicated, all dollar amounts used in this presentation are in millions except per share information.
Refer to the non-GAAP reconciliations for detailed calculations.

Forward-Looking Statements

This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "predict," "probable," "potential," "possible," "target," "continue," "look forward" or "assume" and words of similar import. Forward-looking statements are not historical facts but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. Forward-looking statements are not guarantees of future performance, and First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this presentation, and First Midwest undertakes no obligation to update any forward-looking statements contained in this presentation to reflect new information or events or conditions after the date hereof.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, anticipated trends in First Midwest's business, regulatory developments, acquisition transactions, including estimated synergies, cost savings and financial benefits of consummated transactions, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties, and assumptions. For a discussion of these risks, uncertainties, and assumptions, you should refer to the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2016, as well as First Midwest's subsequent filings made with the Securities and Exchange Commission. However, these risks and uncertainties are not exhaustive. Other sections of First Midwest's filings describe additional factors that could adversely impact First Midwest's business and financial performance.

First Midwest Bancorp, Inc.

Contact Information

Patrick S. Barrett
Executive Vice President
& Chief Financial Officer
pat.barrett@firstmidwest.com
630-875-7273

James M. Roolf
Senior Vice President
& Corporate Relations Officer
jim.roolf@firstmidwest.com
630-875-7533